UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010 (October 18, 2010)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Equity Awards

At a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of Allos Therapeutics, Inc. (the “Company”) held on October 18, 2010, the Committee approved the grant of restricted stock units to certain of the Company’s named executive officers pursuant to the Company’s 2008 Equity Incentive Plan, as amended (the “Plan”).  The Plan is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on June 26, 2009.  The number of restricted stock units granted to each of the named executive officers is set forth on Exhibit 10.1 attached hereto and incorporated herein by reference.

Each of the restricted stock unit grants were effective October 20, 2010 and vest in equal installments on each of the first three anniversaries of the date of grant, subject to the applicable named executive officer’s continued employment with the Company through such vesting dates.  The form of restricted stock unit grant notice and restricted stock unit award agreement pursuant to which such grants were made are attached hereto as Exhibit 10.2 and incorporated herein by reference.

Caruso Release Agreement

On October 22, 2010, the Company entered into a Release Agreement (the “Release Agreement”) with James V. Caruso, the Company’s former Executive Vice President, Chief Commercial Officer.  Pursuant to the Release Agreement, in exchange for Mr. Caruso’s full general release of claims, the Company agreed (i) to pay to Mr. Caruso certain severance benefits as provided in the Amended and Restated Employment Agreement, effective December 13, 2007, between Mr. Caruso and the Company (the “Employment Agreement”), as amended by the First Amendment to Amended and Restated Employment Agreement, effective May 20, 2009, between Mr. Caruso and the Company (the “Employment Agreement Amendment”), and (ii) to extend the term during which Mr. Caruso may exercise those portions of outstanding stock options granted by the Company to Mr. Caruso that were vested as of August 24, 2010, the date of termination of Mr. Caruso’s employment with the Company, until August 24, 2011.  The Release Agreement will become effective on the eighth day following Mr. Caruso’s execution thereof, unless revoked by Mr. Caruso prior thereto.  The Employment Agreement and the Employment Agreement Amendment are filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on May 22, 2009, respectively.  The foregoing summary of the Release Agreement is qualified in its entirety by reference to the Release Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

10.1	Executive Equity Awards.

10.2	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement.

10.3	Release Agreement, dated as of October 22, 2010, between Allos and James V. Caruso.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2010

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Equity Awards.

10.2	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement.

10.3	Release Agreement, dated as of October 22, 2010, between Allos and James V. Caruso.